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                               DANA CORPORATION                       EXHIBIT 21
                                 Subsidiaries
                            as of December 31, 1994

Name                                                         Jurisdiction
- ----                                                         ------------
Albarus Inc.                                                 Delaware

DTF Trucking, Inc.                                           Delaware

Dana Distribution, Inc.                                      Delaware

Dana International Finance, Inc.                             Delaware

Dana International Limited                                   Delaware

Dana World Trade Corporation                                 Delaware

Flight Operations, Inc.                                      Delaware

Gemstone Gasket Company                                      Delaware

Precision Specialties, Inc.                                  Delaware

Swanton Air Three, Inc.                                      Delaware

Results Unlimited, Inc.                                      Delaware

Warner Sensors Corporation                                   Delaware

Undercar International, Inc.                                 Delaware

Krizman International, Inc.                                  Delaware

Reinz Wisconsin Gasket Co.                                   Delaware

Diamond Financial Holdings, Inc.                             Delaware
  Summey Building Systems, Inc.                              North Carolina
    PRO-DEL Properties, Inc.                                 North Carolina
  Admiral's Harbour, Inc.                                    Ohio
  Dana Credit Corporation                                    Delaware
    Dana Commercial Credit Corporation                       Delaware
     Camotop Two Corporation                                 Delaware
     Comprehensive Asset Services, Inc.                      Delaware
     Dana Business Credit Corp.                              Delaware
      Dana Commercial Finance Corporation                    Delaware
     Dana Fleet Leasing, Inc.                                Delaware
     CCD Air Ten, Inc.                                       Delaware
     CCD Air Eleven, Inc.                                    Delaware
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                                                          EXHIBIT 21 (continued)
Name                                                         Jurisdiction
- ----                                                         ------------
     CCD Air Twelve, Inc.                                    Delaware
     CCD Air Thirteen, Inc.                                  Delaware
     CCD Air Fourteen, Inc.                                  Delaware
     CCD Air Twenty, Inc.                                    Delaware
     CCD Air Twenty-One, Inc.                                Delaware
     CCD Air Twenty-Two, Inc.                                Delaware
     CCD Air Twenty-Three, Inc.                              Delaware
     CCD Air Thirty, Inc.                                    Delaware
     CCD Air Thirty-One, Inc.                                Delaware
     CCD Air Thirty-Two, Inc.                                Delaware
     CCD Air Thirty-Three, Inc.                              Delaware
     CCD Air Thirty-Four, Inc.                               Delaware
     CCD Air Thirty-Five, Inc.                               Delaware
     CCD Air Thirty-Six, Inc.                                Delaware
     CCD Air Thirty-Seven, Inc.                              Delaware
     CCD Air Thirty-Eight                                    Delaware
     CCD Air Thirty-Nine                                     Delaware
     CCD Air Forty, Inc.                                     Delaware
     CCD Air Forty-One, Inc.                                 Delaware
     CCD Air Forty-Two, Inc.                                 Delaware
     CCD Air Forty-Four, Inc.                                Delaware
     CCD Rail Two, Inc.                                      Delaware
     CCD Rail Three, Inc.                                    Delaware
     DCC Project Finance One, Inc.                           Delaware
     DCC Project Finance Two, Inc.                           Delaware
     DCC Project Finance Three, Inc.                         Delaware
      DCC Linden, Inc.                                       Delaware
     DCC Project Finance Four, Inc.                          Delaware
     DCC Project Finance Five, Inc.                          Delaware
     DCC Project Finance Six, Inc.                           Delaware
     DCC Servicing, Inc.                                     Delaware
     REBAC, Inc.                                             Delaware
     REBNEC Three, Inc.                                      Delaware
     REBNEC Five, Inc.                                       Delaware
     REBNEC Nine, Inc.                                       Delaware
     REBNEC Eleven, Inc.                                     Delaware
     REED, Inc.                                              Delaware
     REFIRST, Inc.                                           Delaware
     RETRAM, Inc.                                            Delaware
     TNUH, Inc.                                              Delaware
    Dana Lease Finance Corporation                           Delaware
     Camotop One Corporation                                 Delaware
     Dana Leasing, Inc.                                      Delaware
     CCD Air One, Inc.                                       Delaware
     CCD Air Two, Inc.                                       Delaware
     CCD Air Three, Inc.                                     Delaware
     CCD Air Four, Inc.                                      Delaware
     CCD Air Five, Inc.                                      Delaware
     CCD Air Seven, Inc.                                     Delaware
     CCD Air Eight, Inc.                                     Delaware
     CCD Air Nine, Inc.                                      Delaware
     CCD Air Forty-Three, Inc.                               Delaware
     CCD Rail One, Inc.                                      Delaware
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                                                         EXHIBIT 21 (continued)

Name                                                            Jurisdiction
- ----                                                            ------------
     CCD Rail Four, Inc.                                        Delaware
     DCC Project Finance Seven, Inc.                            Delaware
     DCC Project Finance Eight, Inc.                            Delaware
     DCC Spacecom Two, Inc.                                     Delaware
     DCC Vendercom, Inc.                                        Delaware
     JVQ Capital One, Inc.                                      Delaware
     REBNEC One, Inc.                                           Delaware
     REBNEC Two, Inc.                                           Delaware
     REBNEC Four, Inc.                                          Delaware
     REBNEC Six, Inc.                                           Delaware
     REBNEC Ten, Inc.                                           Delaware
     REBNEC Twelve, Inc.                                        Delaware
     RECONN, Inc.                                               Delaware
     RESAMM, Inc.                                               Delaware
     REVA, Inc.                                                 Delaware
    DCC Project Nine, Inc.                                      Delaware
  Dana Risk Management Services, Inc.                           Ohio
  Dana Venture Capital Corporation                              Ohio
    Rosetta Technologies, Inc.                                  Delaware
  Findlay Properties, Inc.                                      Ohio
  Glendale Investment Company                                   Ohio
  Ottawa Properties, Inc.                                       Michigan
  Shannon Properties, Inc.                                      Delaware
    First Shannon Realty of North Carolina, Inc.                North Carolina
      Lenox I-4 Lakeland Associates                             Florida
      Region Center Associates                                  Florida
    Sunforest Communications Group                              Florida

    Avalon Partners Two                                         Delaware
    Bethesda-BOB Limited Partnership                            Delaware
    Blue Diamond Limited Partnership                            Delaware
    D.C.L. Leasing Partners Limited Partnership,Ltd.-IV         Delaware
    D.C.L. Leasing Partners Limited Partnership,Ltd.-VI         Delaware
    Farnborough Properties Partners I Limited                   Delaware
    Farnborough Properties Partners II Limited                  Delaware
    Farnborough Properties Partners III Limited                 Delaware
    Farnborough Properties Partners IV Limited                  Delaware
    Federal Southfield Limited Partnership                      Delaware
    Home Improvement Leasing Limited Partnership                Delaware
    SAM Terabac Limited Partnership                             Delaware
    Terabac Investors Limited Partnership                       Delaware

Hayes-Dana Inc.                                                 Canada
  Hayes-Dana (Quebec), Inc.                                     Canada
  St. Catharines Financial Inc.                                 Canada
Dana Commercial Credit, Canada Inc.                             Canada
Krizman Canada, Inc.                                            Canada

Shenyang Spicer Driveshaft Co. Ltd.                             China
Dana Japan, Ltd.                                                Japan

Dantean Co., Ltd                                                Thailand
Dana Asia (Thailand) Ltd.                                       Thailand
Spicer Asia (Thailand) Ltd.                                     Thailand
Dana Industrial Co., Ltd.                                       Thailand
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                                                          EXHIBIT 21 (continued)

Name                                                         Jurisdiction
- ----                                                         ------------
Dana Asia (Singapore) Pte. Ltd.                              Singapore

Dana Asia (Taiwan) Ltd.                                      Taiwan
Dana Asia (Taiwan) APD Co., Ltd.                             Taiwan
Spicer Asia Engineering Ltd.                                 Taiwan
Taiyiu Warner Industrial Ltd.                                Taiwan

Dana Australia (Holdings) Limited                            Australia
  Dana Australia Pty Limited                                 Australia
   Truckline Parts Centres Pty. Ltd.                         Australia
   Spicer Drive Train Pty. Ltd.                              Australia
Warner Electric Australia Pty. Ltd.                          Australia

Dana Europe Holdings B.V.                                    Netherlands
  Dana Distribution (Holland) B.V.                           Netherlands
  Technisch Bureau Hoevelaken B.V.                           Netherlands
  Warner Electric B.V.                                       Netherlands
  Spicer Netherland B.V.                                     Netherlands
  Superior Electric Nederland B.V.                           Netherlands
  Tece Almere B.V.                                           Netherlands

Europecas S.A.                                               Portugal
  Europecas (Porto) Comercio de Pecas Veiculos Lda.          Portugal

Warner Electric SA                                           Belgium

Dana Holdings Limited                                        United Kingdom
 Dana Limited                                                United Kingdom
   Brown Brothers Corporation Ltd.                           United Kingdom
   Brown Brothers Engineering Limited                        United Kingdom
   Steiber Formsprag Ltd.                                    United Kingdom
   Posidata Ltd.                                             United Kingdom
   B. Equipment Ltd.                                         United Kingdom
   Warner Electric Limited                                   United Kingdom
 Wichita Company Limited                                     United Kingdom
 Steiber Ltd.                                                United Kingdom
Superior Electric Engineering Services, Ltd.                 United Kingdom
Shannon Properties UK, Ltd.                                  United Kingdom
Shannon Finance Ltd.                                         United Kingdom
Dana Commercial Credit Ltd.                                  United Kingdom
Dana Commercial Credit (UK) Ltd.                             United Kingdom
Farnborough Properties Company                               United Kingdom
Farnborough Airport Properties Company                       United Kingdom

Dana S.A.                                                    France
 Floquet Monopole S.A.                                       France
  Societe Industrielle de Precision Marti, S.A.              France
  S.R.I.M.                                                   France
 Spicer France S.A.R.L.                                      France
 Warner France S.A.                                          France
 Collins & Tournadre "Tourco"                                France
      GIE Warner & Tourco                                    France
Steiber S.A.R.L.                                             France
Superior Electric S.A.R.L.                                   France
Dana Finance S.A.                                            France
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                                                          EXHIBIT 21 (continued)

Name                                                         Jurisdiction
- ----                                                         ------------
Spicer India Limited                                         India

Dana Italia SPA                                              Italy
  Sige Brevetti. Ing. Columbo SpA                            Italy
      Metaltechno SpA                                        Italy


Warner Electric Ltd.                                         Spain
Dana Equipamientos, S.A.                                     Spain

Dana AB                                                      Sweden
   Warner-Tollo AB                                           Sweden

Warner Electric (International) S.A.                         Switzerland
Warner Electric S.A.                                         Switzerland

Dana GmbH                                             Fed. Republic of Germany
 Dana Holding GmbH                                    Fed. Republic of Germany
  Stieber Formsprag GmbH                              Fed. Republic of Germany
  The Weatherhead GmbH                                Fed. Republic of Germany
  Warner Electric GmbH                                Fed. Republic of Germany
  Erwin Hengstler Hydraulic GmbH                      Fed. Republic of Germany
  Spicer GmbH                                         Fed. Republic of Germany
Dana Beteilgungs                                      Fed. Republic of Germany
  Reinz Dichtungs                                     Fed. Republic of Germany
  Euro Reinz GmbH                                     Fed. Republic of Germany
Stieber Antriebselemente GmbH                         Fed. Republic of Germany

Dana Equipamentos Ltda.                                      Brazil
  Albarus, S.A. Industrial E Comercio                        Brazil
    Albarus Corretora de Seguros Ltda.                       Brazil
    Pellegrino Autopecas Industrial e Comercio Ltda.         Brazil
    Albarus Sistemas Hidraulicos Ltda.                       Brazil
      Induscromo Industria e Comercio de Cromo Ltda.         Brazil
   Albarus S.A. Comercial e Exportadora                      Brazil
   Cirane Industria e Comercio Ltda.                         Brazil
   International Machinery S.A.                              Brazil
Warner Electric do Brasil Ltda.                              Brazil
Previalbarus Societe de Providencia                          Brazil
Simese Parish Ltda.                                          Brazil

Solar Insurance Company Limited                              Bermuda
Astro Insurance Company Ltd.                                 Bermuda

Dana Foreign Sales Corp.                                     Virgin Islands
Fairway Captive Services Limited                             Virgin Islands
DCC Spacecom Ltd.                                            Virgin Islands

Dana Asia (Hong Kong) Limited                                Hong Kong
Shui Hing Manufacturing Company Limited                      Hong Kong
Shenyang Spicer Limited                                      Hong Kong

Technologia de Mocion Controlada S.A. de C.V.                Mexico

UBALI S.A.                                                   Uruguay
Talesol S.A.                                                 Uruguay

                                                          EXHIBIT 21 (continued)

Name                                                         Jurisdiction
- ----                                                         ------------
E. Daneri, I.C.S.A.                                          Argentina
  Aros Daneri, S.A.                                          Argentina
  Danargen, S.A.I.C.                                         Argentina

Dana Asia Pacific (Malaysia) Sdn. Bhd.                       Malaysia

Dana Asia (Korea) Co., Ltd                                   Korea

Industria De Ejes y Transmissiones S.A.                      Colombia
  Transejes C.D. Ltda.                                       Columbia
  Transpart Ltda.                                            Columbia
  Transcar Ltda.                                             Columbia
  Transmotor Ltda.                                           Columbia